Income Taxes	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 - INCOME TAXES

The Company is not current in its tax filings as of September 30, 2013. Management estimates that the Company has net operating loss carry forwards for federal income tax purposes of approximately $2.1 million at September 30, 2013, the unused portion of which, if any, expires in year 2033. The Company accounts for income taxes under Accounting Standards Codification 740, Income Taxes “ASC 740”. ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Internal Revenue Code Section 382 “IRC 382” places a limitation on the amount of taxable income that can be offset by carry forwards after a change in control (generally greater than a 50% change in ownership).

The table below summarizes the difference between the Company’s effective tax rate and the statutory federal rate as follows for the periods ended September 30, 2013 and 2012:

	2013	2012

Computed “expected” expense (benefit)	(35)%	(35)%
State tax expense (benefit), net of federal effect	(5)%	(5)%
Stock based compensation	2%	6%
Convertible note premium and losses	7%	4%
Increase in valuation allowance	31%	30%

Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. The components of the net deferred tax assets for the years ended September 30, 2013 and 2012 were as follows:

	2013	2012
Deferred tax assets:

Net operating loss carry forward	848,000	790,000
Total deferred tax asset	848,000	790,000
Less: valuation allowance	(848,000)	(790,000)
Net deferred tax asset	—	—

The Company has fully reserved the deferred tax asset due to substantial uncertainty of the realization of any tax assets in future periods. The valuation allowance was increased by $58,000 from the prior year.